UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2010

TRANSATLANTIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification Number)
Incorporation)

80 Pine Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 365-2200

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                                    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 9, 2010, Transatlantic Holdings, Inc. (“TRH”) entered into an underwriting agreement (the “Underwriting Agreement”), with American Home Assurance Company (“AHAC”), a wholly-owned subsidiary of American International Group, Inc., and Goldman Sachs & Co., Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the “Underwriters”), under which AHAC agreed to sell to the Underwriters up to 9,192,662 shares of TRH common stock (the “Common Stock”).  The Underwriting Agreement contains representations, covenants and closing conditions that TRH believes are usual and customary for underwriting agreements relating to underwritten offerings of common stock.

The closing of the offering and sale of 8,466,693 shares of the Common Stock occurred on March 15, 2010.  The shares of Common Stock sold in the offering were registered under the Securities Act of 1933, as amended.  TRH will not receive any proceeds from the sale of the Common Stock by AHAC in this offering.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

ITEM 8.01.                                    OTHER EVENTS.

On March 15, 2010, TRH purchased 2 million shares of the Common Stock (the “Repurchased Shares”) from AHAC in the offering for an aggregate purchase price of $105,049,437.50, pursuant to the stock offering agreement, dated as of March 7, 2010, among TRH, AHAC and the Underwriters, which agreement was filed as Exhibit 99.1 to TRH’s Form 8-K filed on March 8, 2010.

On March 15, 2010, TRH issued a press release announcing that it had closed the offering and sale of the Common Stock by AHAC and the purchase of the Repurchased Shares.  The press release is attached as Exhibit 99.1 hereto.

The opinion of Gary A. Schwartz, Senior Vice President and General Counsel of TRH, relating to the validity of the shares of the Common Stock offered and sold pursuant to the Underwriting Agreement, is filed herewith as Exhibit 5.1.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, by and among Transatlantic Holdings, Inc., American Home Assurance Company and Goldman Sachs & Co., Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated March 9, 2010.

5.1	Opinion of Gary A. Schwartz, Senior Vice President and General Counsel of Transatlantic Holdings, Inc.

99.1	Press release dated as of March 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC.
(Registrant)

	By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Senior Vice President and General Counsel

Date: March 15, 2010

Exhibit Index

Exhibit No.	Description
1.1

Underwriting Agreement, by and among Transatlantic Holdings, Inc., American Home Assurance Company and Goldman Sachs & Co., Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated March 9, 2010.

5.1	Opinion of Gary A. Schwartz, Senior Vice President and General Counsel of Transatlantic Holdings, Inc.

99.1	Press release dated as of March 15, 2010.